                                  DEED OF TRUST
                                  -------------


      THIS DEED, made this 6th day of FEBRUARY, 1998, between MICHAEL C. McCLOUD and TERRI L. McCLOUD, herein called Grantors, and GRAD, LOGAN & KLEWANS, P.C. (a Virginia Professional Corporation), Trustee, and CUISINE SOLUTIONS, INC., herein called Beneficiary;

      WITNESSETH that the said Grantors grant unto the said Trustee, with general warranty and power of sale, all that certain real property together with improvements located thereon situated in the County of Fairfax, State of Virginia, more particularly described as follows:

      LOT 37, ESTATES AT GREAT FALLS CROSSING I, AS THE SAME APPEARS DULY DEDICATED, PLATTED AND RECORDED IN DEED BOOK 9856, PAGE 1525, AMONG THE LAND RECORDS OF FAIRFAX COUNTY, VIRGINIA

      IN TRUST to secure to the holder or holders of the herein after described note (hereinafter sometimes referred to as Beneficiary) the payment of the principal sum of FOUR HUNDRED TWENTY THOUSAND DOLLARS ($420,000.00) with interest at the rate of Six and One-Half per centum (6 1/2%) per annum, payable in full on October 1, 2002, and evidenced by a certain negotiable promissory note, bearing even date herewith and executed by Grantors to the order of the Beneficiary.

NOTICE   - THE DEBT SECURED HEREBY IS SUBJECT TO CALL IN FULL IN THE EVENT OF
           SALE OR CONVEYANCE OF THE PROPERTIES CONVEYED.

      The said Grantors covenant to pay the debts hereby secured, and, during the continuance of this trust, to pay all taxes and assessments on said premises when due, and to keep the improvements thereon insured against all hazards in some responsible insurance company for such amount and in such company or companies as the said Trustee may elect, and to assign the same to said Trustee, and any amount received from the said insurance shall be applied to the reduction of the debt hereby secured, unless the holder or holders thereof shall waive the right to have the same so applied.

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      The said Grantors covenant that no act or thing shall be done to depreciate or impair the value of the property hereby conveyed or any improvements thereon during the continuance of this trust.

      The said Grantors covenant that all awnings, door and window screens, mantels, cabinets, linoleum, stoves, shades, blinds, mechanical refrigerators, fuel burning system and equipment, water heaters, radiator covers, and all plumbing, heating, lighting, cooking, ventilating, cooling, air-conditioning and refrigerating apparatus and equipment, and each and every interior improvement and fixture, and movable or immovable, of every kind and description, in and upon said land and premises, or used in connection therewith, and all additions and replacements thereto, are and shall be deemed to be fixtures and shall be an accession to the freehold and a part of the realty, and the same are covered by this deed of trust and included in the terms "land," "real estate" and "premises" wherever used herein.

      The said Grantors covenant that in order to secure further the payment of said indebtedness and the interest thereon, the Grantors hereby assign unto the holder of said indebtedness all of the rents that may from time to time become due and payable on account of any lease now existing or that may hereafter come into existence in respect to the above-described real estate, and the holder of the said indebtedness is hereby fully authorized and empowered in his discretion to collect all such rents; and all money so received under this assignment shall be applied in the reduction of said indebtedness, after first deducting therefrom such reasonable costs and expenses, including attorney's fees, court costs, and such other items of expenses as may be incurred in and about the collection of said rents; provided, however, that his assignment of rents shall not become effective until there shall be default in the payment of the said indebtedness or a default in one of the other covenants hereof.

      Whenever in this instrument the context so requires, the masculine gender includes the feminine and neuter, the singular number includes the plural, and the plural number includes the singular.

      The said Grantors covenant that upon default being made in the payment of the indebtedness hereby secured when and as payment shall become due and payable, or upon default being made in the payment of any such taxes and assessments, or to so insure, or upon default in the payment after demand of any sum or sums advanced by the holder of said indebtedness or any part thereof on account of any cost, counsel fees or expenses of this trust, or on account of any taxes, assessments, liens, deed of trust, or other encumbrances on said land or premises, prior to lien to this trust, with interest thereon at Six and One-Half Percent (6 1/2%) per annum from the date of advance (it being agreed that on default in payment of costs, fees, expenses, taxes or assessments, or insurance, or expense of litigation, or such prior lien, deed of trust or other encumbrance as aforesaid, the same may be paid by the holder or holders of said indebtedness or any part thereof, and all sums advanced in so doing, with interest as aforesaid, shall forthwith attach as a lien hereunder and be demandable at any time); or upon the breach of any of the covenants herein contained; then upon any and every such default so made the entire

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balance shall become due and payable, at the option of the holder of said indebtedness, and at any time thereafter, upon being requested so to by the holder of any part of said indebtedness, the said Trustee shall sell the property hereby conveyed at public auction for cash, after advertising the time, terms and place of sale in some newspaper having a general circulation in said county or city once each week for four successive weeks, and shall convey the same to, and at cost of, the purchaser thereof, who shall not be required to see to the application of the purchase money, and of the proceeds of said sale, first, to pay all proper costs, charges and expenses, all taxes and insurance premiums paid by any party secured by this trust, or that may be unpaid, and to retain as compensation of five percent upon the gross amount of said sale; secondly, to pay what may then remain unpaid of said indebtedness, and any sums advanced by the holder or holders thereof to protect that same aforesaid, and the interest thereon, if any, and, lastly, to pay the remainder, if any, to the said Grantors, or their assigns.

      Upon discharge of all the debts, duties and obligations imposed by this deed upon the Grantors, including any expenses incurred preparatory to sale, then upon Grantors' request the trustee shall execute and deliver a good and sufficient deed of release at the Grantors' own proper costs and charges.

      It is hereby further covenanted and agreed that this Deed of Trust shall be construed to impose and confer upon the parties hereto, and the beneficiaries hereunder, all the rights, duties and obligations set forth in Sections 55-58 and 55-59 through 55-59.4 of the Code of Virginia, and acts amendatory thereof, except as herein otherwise provided; and in short form provided in Section 55-60 the following provisions:

                  Deferred Purchase Money
                  Exemption Waived
                  Subject to all upon default
                  Substitution of Trustee permitted
                  Any Trustee may act
                  Right of Anticipation reserved


      WITNESS the following signatures and seals:


                                    /s/ MICHAEL C. McCLOUD
                                    ----------------------------(SEAL)
                                        MICHAEL C. McCLOUD


                                    /s/ TERRI L. McCLOUD
                                    ----------------------------(SEAL)
                                        TERRI L. McCLOUD

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

STATE OF VIRGINIA


CITY/COUNTY OF FAIRFAX, to-wit:

      I, the undersigned, a Notary Public for the City/County aforesaid, in the State of Virginia, whose commission expires on the 28th day of February, 1999, do certify that MICHAEL C. McCLOUD and TERRI L. McCLOUD, whose names are signed to the foregoing deed, did acknowledge the same before me.

      GIVEN under my hand and seal this 6th day of February, 1998.



                                          /s/ BERNADETTE J. GILDEA
                                          ------------------------------
                                          Notary Public
                                          BERNADETTE J. GILDEA
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



                               DEED OF TRUST NOTE
                               ------------------


U.S. $420,000.00                                            Alexandria, Virginia

                                                                FEBRUARY 6, 1998


      For value received, the undersigned promise to pay to the order of CUISINE SOLUTIONS, INC., the sum of FOUR HUNDRED TWENTY THOUSAND AND NO/100 DOLLARS ($420,000.00) with interest thereon from date until paid at the rate of Six and One-Half Percent (6 1/2%) per annum negotiable at such place as the holder of the note may designate in writing.

      Makers shall make payments as follows: (1) pay over the net equity proceeds from the sale of the property described as 950 Summer Cove Lane, Stone Mountain, Georgia 30087, within 3 days of the date of sale of that property (with regard to the Georgia property, this Note shall be deemed to be due within three years from the date hereof if said property is not sooner sold so that the noteholder may foreclose upon said property and apply the foreclosure proceeds to the payment of this Note if the property has not been sold by that time); (2) annually, $55,000.00 to be withheld from bonuses earned from employment with Cuisine Solutions, Inc. (however if the bonuses, after withholdings, are greater than $55,000.00, the annual payment shall be an amount equal to the net annual bonus); and (3) all outstanding balances of this Note, including principal with interest accrued thereon, shall become due and payable in full on October 1, 2002.

      Makers reserve the privilege to prepay the principal balance at any time without penalty.

      If suit is brought to collect this Note, the Noteholder shall be entitled to collect all reasonable costs and expenses of suit, including but not limited to reasonable attorney's fees.

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      Presentment, notice of dishonor and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligation of all makers, sureties, guarantors, and endorsers, and shall be binding upon them and their successors and assigns.

      The indebtedness evidenced by this Note is secured by a Deed of Trust and a Deed to Secure Debt, dated same date herewith, and reference is made thereto for the rights of the Noteholder as to acceleration of the indebtedness evidenced by this Note.

      The undersigned agrees that Cuisine Solutions, Inc. shall have the right to deduct the above referenced payments from any amount Cuisine Solutions, Inc. would otherwise owe to Michael C. McCloud.



                                      /s/ MICHAEL C. McCLOUD
                                    ----------------------------(SEAL)
                                          MICHAEL C. McCLOUD


                                      /s/ TERRI L. McCLOUD
                                    ----------------------------(SEAL)
                                          TERRI L. McCLOUD


      This is to certify that this is the note described in and secured by a Deed of Trust and a Deed to Secure Debt dated same date herewith on property located in Fairfax County, Virginia, and in Stone Mountain, Georgia, respectively.


                                    /s/ BERNADETTE J. GILDEA
                                    -----------------------------
                                    Notary Public


My commission expires:   2/28/1999
                      ------------


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